UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2012

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27865	13-2640971
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22900 Shaw Road, Suite 111, Sterling, Virginia		20170
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 571-287-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 25, 2012, John R. Signorello, the Chairman and Chief Executive Officer of IceWEB, Inc. unexpectedly passed away. The Board of Directors has named current director Hal Compton, Sr. as interim Chairman and Chief Executive Officer, and has named Mark B. Lucky as interim Chief Operating Officer.

On May 25, 2012 IceWEB, Inc. issued a press release announcing the passing of Mr. Signorello and the appointments of Messrs. Compton and Lucky. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated May 25, 2012 regarding the passing of Mr. Signorello and the interim appointments of Messrs. Compton and Lucky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.

Date: May 25, 2012	By:	/s/ Hal Compton, Sr.
Hal Compton, Sr.,
Chief Executive Officer